UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 19, 2007

ELECTRONIC CLEARING HOUSE, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-15245	93-0946274
(State or other jurisdictionof incorporation)	(Commission File Number)	(IRS Employer Identification No.)

730 Paseo Camarillo, Camarillo, California	93010
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (800) 233-0406

(Former name or former address, if changes since last report)
______________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Merger Agreement

On December 19, 2007, Electronic Clearing House, Inc. (“ECHO”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) to be acquired by Intuit Inc. (“Intuit”) in a merger transaction pursuant to which ECHO will become a wholly-owned subsidiary of Intuit (the “Merger”). Pursuant to the terms of the Merger Agreement and subject to the conditions thereof, Intuit will acquire all of the outstanding shares of ECHO Common Stock for a cash amount of $17.00 per share, including shares issuable upon exercise of options, for a total aggregate purchase price of approximately $130.8 million on a fully-diluted basis.

Immediately prior to the effective time of the Merger, the vesting of outstanding stock options and shares of restricted stock of ECHO will be fully accelerated.  ECHO will cancel all then outstanding ECHO stock options such that the holder of any such stock option shall have no further interest or right in such stock option, other than the right to receive cash consideration equal to the difference of $17.00 per share multiplied by the number of ECHO shares subject to the option, less the aggregate exercise price of the option.  In the case of stock options having a per share exercise price equal to or greater than $17.00, such stock options shall be cancelled without the payment of any cash.

Also on December 19, 2007, the executive officers and directors of ECHO entered into voting agreements with Intuit (the “Voting Agreements”).  Pursuant to the Voting Agreements, the executive officers and directors of ECHO agreed, among other things, in their capacity as stockholders of ECHO, to vote their shares in favor of the Merger.

The consummation of the Merger is subject to regulatory review, ECHO stockholder approval and other customary closing conditions.  The transaction is expected to close in the first quarter of calendar year 2008.

The description contained in this Item 1.01 of certain terms of the Merger Agreement and the transactions contemplated by the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1.  The Merger Agreement has been included to provide investors and security holders with information regarding its terms and conditions.  It is not intended to provide any other factual information about ECHO.  The Merger Agreement contains representations and warranties that the parties to the Merger Agreement made to and solely for the benefit of each other.  The assertions embodied in such representations and warranties are qualified by information contained in confidential disclosure schedules that the parties exchanged in connection with signing the Merger Agreement.  Accordingly, investors and security holders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were only made as of the date of the Merger Agreement and are modified in important part by the underlying disclosure schedules.  Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in ECHO’s public disclosures.

The description contained in this Item 1.01 of certain terms of the Voting Agreements and the transactions contemplated by the Voting Agreements is qualified in its entirety by reference to the full text of the form of Voting Agreement, a copy of which is attached hereto as Exhibit 10.1.

Additional Information about the Proposed Transaction and Where You Can Find It

In connection with the proposed transaction, ECHO intends to file a proxy statement and other relevant materials with the Securities and Exchange Commission (“SEC”).  BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, STOCKHOLDERS OF ECHO ARE URGED TO READ THE PROXY STATEMENT, WHEN IT BECOMES AVAILABLE, AND THE OTHER RELEVANT MATERIALS FILED BY ECHO WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

The proxy statement and other relevant materials, when available, and any other documents filed by ECHO with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov.  In addition, stockholders of ECHO may obtain free copies of the documents filed with the SEC by contacting ECHO’s Investor Relations at 730 Paseo Camarillo, Camarillo, California, 93010, Telephone: (800) 233-0406.  You may also read and copy any reports, statements and other information filed by ECHO with the SEC at the SEC public reference room at 100 F Street, N.E. Room 1580, Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

ECHO and its executive officers and directors may be deemed to be participants in the solicitation of proxies from ECHO stockholders in favor of the proposed transaction.  Certain executive officers and directors of ECHO have interests in the transaction that may differ from the interests of stockholders generally.  These interests will be described in the proxy statement when it becomes available.

In addition, Intuit and its executive officers and directors may be deemed to be participants in the solicitation of proxies from ECHO’s stockholders in favor of the approval of the proposed transaction.  Information concerning Intuit’s directors and executive officers is set forth in Intuit’s proxy statement for its 2007 annual meeting of stockholders, which was filed with the SEC on November 1, 2007, and annual report on Form 10-K filed with the SEC on September 14, 2007.  These documents are available free of charge at the SEC’s web site at www.sec.gov or by going to Intuit’s Investor Relations Website at http://www.Intuit.com/about_Intuit/investors.

Amendment Number Four to Amended and Restated Rights Agreement

On December 19, 2007, ECHO and OTR, Inc., an Oregon corporation (the “Rights Agent”) entered into Amendment Number Four to Amended and Restated Rights Agreement (the “Fourth Amendment”).  The Fourth Amendment amends the Amended and Restated Rights Agreement (the “Amended Agreement”) dated January 29, 2003 by and between ECHO and the Rights Agent, as amended by Amendment Number One to Amended and Restated Rights Agreement (“First Amendment”) dated September 27, 2004, Amendment Number Two to Amended and Restated Rights Agreement (“Second Amendment”) dated December 14, 2006, and Amendment Number Three to Amended and Restated Rights Agreement (“Third Amendment”) dated April 24, 2007.

Pursuant to the Amended Agreement, as amended, the Board of Directors of ECHO authorized, declared and distributed, on each of September 30, 1996 and January 29, 2003, respectively, a dividend of one preferred share purchase right (the “Rights”) for each share of Common Stock of ECHO outstanding at each of those dates.  The Rights declared on September 30, 1996 expired on September 30, 2006.

In connection with the transactions contemplated by the Merger Agreement, as described above, ECHO entered into the Fourth Amendment to (i) revise the definition of “Acquiring Person” to exempt Intuit and Elan Acquisition Corporation, its wholly-owned merger subsidiary, therefrom, and (ii) amend specified provisions of the Amended Agreement so that they would not be affected by the transactions contemplated by the Merger Agreement, as described above.

A copy of the Amended Agreement may be found as an exhibit to ECHO’s amended Form 8-A, filed with the Securities and Exchange Commission on February 10, 2003.  A copy of the First Amendment may be found as an exhibit to ECHO’s Form 8-K, filed with the Securities and Exchange Commission on September 30, 2004.  A copy of the Second Amendment may be found as Exhibit 4.3 to ECHO’s Form 8-K, filed with the Securities and Exchange Commission on December 14, 2006.  A copy of the Third Amendment may be found as Exhibit 4.3 to ECHO’s Form 8-K, filed with the Securities and Exchange Commission on April 26, 2007.  A copy of the Fourth Amendment is attached hereto as Exhibit 4.5, and is incorporated herein by reference.

Item 3.03	Material Modification of Rights of Securityholders.

See the disclosure under “Amendment Number Four to Amended and Restated Rights Agreement” in Item 1.01 above, which is incorporated herein by reference. Under the Amended Agreement, as amended, ECHO previously issued preferred share purchase rights as a dividend on the shares of Common Stock. The Fourth Amendment modifies the outstanding Rights as described in Item 1.01.

Item 7.01	Regulation FD Disclosure

On December 19, 2007, ECHO issued a press release jointly with Intuit announcing the Merger described in Item 1.01 above.  A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits   The following documents are filed as exhibits to this report.

2.1	Agreement and Plan of Merger dated December 19, 2007 by and among Intuit Inc., Elan Acquisition Corporation and Electronic Clearing House, Inc.*

4.1
Amended and Restated Rights Agreement dated as of January 29, 2003, by and between Electronic Clearing House, Inc. and OTR, Inc., as Rights Agent, including the Form of Certificate of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock, the Form of Rights Certificate, and the Summary of Rights to Purchase Preferred Shares, attached thereto as Exhibits A, B and C, respectively. (1)

4.2	Amendment Number One to Amended and Restated Rights Agreement dated as of September 27, 2004, by and between Electronic Clearing House, Inc. and OTR, Inc. (2)

4.3	Amendment Number Two to Amended and Restated Rights Agreement dated as of December 14, 2006, by and between Electronic Clearing House, Inc. and OTR, Inc. (3)

4.4	Amendment Number Three to Amended and Restated Rights Agreement dated as of April 24, 2007, by and between Electronic Clearing House, Inc. and OTR, Inc. (4)

4.5	Amendment Number Four to Amended and Restated Rights Agreement dated as of December 19, 2007, by and between Electronic Clearing House, Inc. and OTR, Inc.

10.1	Form of Voting Agreement between Intuit Inc. and the Officers and Directors of Electronic Clearing House, Inc.

99.1	Press release issued jointly by Electronic Clearing House, Inc. and Intuit Inc. on December 19, 2007.

*Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Electronic Clearing House, Inc. hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

(1) Filed as an exhibit to Electronic Clearing House, Inc’s amended Form 8-A filed with the Securities and Exchange Commission on February 10, 2003 and incorporated herein by reference.

(2) Filed as an exhibit to Electronic Clearing House, Inc’s Form 8-K filed with the Securities and Exchange Commission on September 30, 2004 and incorporated herein by reference.

(3) Filed as an exhibit to Electronic Clearing House, Inc’s Form 8-K filed with the Securities and Exchange Commission on December 14, 2006 and incorporated herein by reference.

(4) Filed as an exhibit to Electronic Clearing House, Inc’s Form 8-K filed with the Securities and Exchange Commission on April 26, 2007 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC CLEARING HOUSE, INC.
(Registrant)

By:	/s/ Alice Cheung
Alice L. Cheung, Treasurer and
Chief Financial Officer

Dated:  December 19, 2007

EXHIBIT INDEX

Exhibit
Number	Description of Document

2.1	Agreement and Plan of Merger dated December 14, 2006 by and among Intuit Inc., Elan Acquisition Corporation and Electronic Clearing House, Inc.*

4.1
Amended and Restated Rights Agreement dated as of January 29, 2003, by and between Electronic Clearing House, Inc. and OTR, Inc., as Rights Agent, including the Form of Certificate of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock, the Form of Rights Certificate, and the Summary of Rights to Purchase Preferred Shares, attached thereto as Exhibits A, B and C, respectively. (1)

4.2	Amendment Number One to Amended and Restated Rights Agreement dated as of September 27, 2004, by and between Electronic Clearing House, Inc. and OTR, Inc. (2)

4.3	Amendment Number Two to Amended and Restated Rights Agreement dated as of December 14, 2006, by and between Electronic Clearing House, Inc. and OTR, Inc. (3)

4.4	Amendment Number Three to Amended and Restated Rights Agreement dated as of April 24, 2007, by and between Electronic Clearing House, Inc. and OTR, Inc. (4)

4.5	Amendment Number Four to Amended and Restated Rights Agreement dated as of December 19, 2007, by and between Electronic Clearing House, Inc. and OTR, Inc.

10.1	Form of Voting Agreement between Intuit Inc. and the Officers and Directors of Electronic Clearing House, Inc.

99.1	Press release issued jointly by Electronic Clearing House, Inc. and Intuit Inc. on December 19, 2007.

*Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Electronic Clearing House, Inc. hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

(1) Filed as an exhibit to Electronic Clearing House, Inc.’s amended Form 8-A filed with the Securities and Exchange Commission on February 10, 2003 and incorporated herein by reference.

(2) Filed as an exhibit to Electronic Clearing House, Inc.’s Form 8-K filed with the Securities and Exchange Commission on September 30, 2004 and incorporated herein by reference.

(3) Filed as an exhibit to Electronic Clearing House, Inc’s Form 8-K filed with the Securities and Exchange Commission on December 14, 2006 and incorporated herein by reference.

(4) Filed as an exhibit to Electronic Clearing House, Inc’s Form 8-K filed with the Securities and Exchange Commission on April 26, 2007 and incorporated herein by reference.